December 1, 2000

                            THE DAVENPORT EQUITY FUND

                  Supplement to Prospectus dated August 1, 2000

     The Prospectus, dated August 1, 2000, of The Davenport Equity Fund (the "Fund") is hereby amended to reflect the following new information:

New Transfer Agent
------------------

The Fund has approved Ultimus Fund Solutions, LLC as the new transfer agent of the Fund. The Fund's toll-free number has not changed. Continue to call 1-800-281-3217 for information or assistance.

Bank Wire Orders
----------------

For persons desiring to invest in the Fund by bank wire, your bank should now use the following wire instructions:

                      Firstar Bank
                      ABA #042000013
                      For Davenport Equity Fund #19945-6765
                      For further credit to:  [shareholder's name and account #]

For further information concerning purchases or redemptions of Fund shares, see "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND

                                 AUGUST 1, 2000
                            REVISED DECEMBER 1, 2000

                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-443-4249

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS.............................2
INVESTMENT LIMITATIONS.........................................................4
TRUSTEES AND OFFICERS..........................................................6
INVESTMENT ADVISER.............................................................9
ADMINISTRATOR.................................................................10
OTHER SERVICES................................................................11
BROKERAGE.....................................................................11
SPECIAL SHAREHOLDER SERVICES..................................................12
PURCHASE OF SHARES............................................................14
REDEMPTION OF SHARES..........................................................15
NET ASSET VALUE DETERMINATION.................................................15
ALLOCATION OF TRUST EXPENSES..................................................15
ADDITIONAL TAX INFORMATION....................................................16
CAPITAL SHARES AND VOTING.....................................................17
CALCULATION OF PERFORMANCE DATA...............................................18
FINANCIAL STATEMENTS AND REPORTS..............................................20

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund (the "Fund") dated August 1, 2000. The Prospectus may be obtained from the Fund at the address and phone number shown above at no charge.

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts("ADR"). ADR's are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)  Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.   Government,   its  agencies  and
     instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options; or

(10) Issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's assets, or in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and

(14) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. While the

Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                             TRUSTEES AND OFFICERS

The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 2000:

Name, Position,                                Principal Occupation                  Compensation
Age and Address                                During Past 5 Years                   From the Trust
---------------                                --------------------                  --------------
Austin Brockenbrough III (age 63)              President and Managing                     None
Trustee**                                      Director of Lowe, Brockenbrough
President                                      & Company, Inc.,
The Jamestown International Equity Fund        Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund         Director of Tredegar Industries,
6620 West Broad Street                         Inc. (plastics manufacturer) and
Suite 300                                      Wilkinson O'Grady & Co. Inc.
Richmond, Virginia 23230                       (global asset manager); Trustee
                                               of University of Richmond

John T. Bruce (age 46)                         Principal of                               None
Trustee and Chairman**                         Flippin, Bruce & Porter, Inc.,
Vice President                                 Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 63)              Physician                                 $12,500
Trustee**                                      Dermatology Associates of
931 Broad Street Road                          Virginia, P.C.,
Manakin Sabot, Virginia 23103                  Richmond, Virginia

J. Finley Lee (age 60)                         Julian Price Professor Emeritus of        $12,500
Trustee                                        Business Administration
105 Gristmill Lane                             University of North Carolina,
Chapel Hill, North Carolina 27514              Chapel Hill, North Carolina;
                                               Director of Montgomery Indemnity
                                               Insurance Co.; Trustee of Albemarle
                                               Investment Trust (registered
                                               investment company)

                                       6

Richard Mitchell (age 51)                      Principal of                               None
Trustee**                                      T. Leavell & Associates, Inc.,
President                                      Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama 36602

Richard L. Morrill (age 61)                    Chancellor of                             $12,500
Trustee                                        University of Richmond,
University of Richmond                         Richmond, Virginia;
G19 Boatright Library                          Director of Tredegar
Richmond, Virginia 23173                       Industries, Inc. (plastics
                                               manufacturer)

Harris V. Morrissette (age 40)                 President of                              $12,500
Trustee                                        Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                          Mobile, Alabama;
Mobile, Alabama 36693                          Chairman of Azalea Aviation, Inc.
                                               (airplane fueling)

Erwin H. Will, Jr. (age 67)                    Chief Investment Officer of               $12,500
Trustee                                        Virginia Retirement System,
1200 East Main Street                          Richmond, Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 64)                    Senior Vice President and                 $13,500
Trustee                                        General Counsel of Stateside
2300 Clarendon Blvd.                           Associates, Inc., Arlington,
Suite 407                                      Virginia; Director of The Swiss
Arlington, Virginia 22201                      Helvetia Fund, Inc. (closed-end
                                               investment company)

John P. Ackerly IV (age 37)                    Portfolio Manager of                       None
Vice President                                 Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia.
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Joseph L. Antrim III (age 55)                  Executive Vice President of                None
President                                      Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Charles M. Caravati III (age 34)               Assistant Portfolio Manager of             None
Vice President                                 Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
The Jamestown International Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

                                       7

Robert G. Dorsey (age 43)                      Managing Director of Ultimus Fund          None
Vice President                                 Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230                 Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                         Prior to March 1999, President of
                                               Countrywide Fund Services, Inc.

John M. Flippin (age 58)                       Principal of                               None
President                                      Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                   Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Timothy S. Healey (age 47)                     Principal of                               None
Vice President                                 T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                 Mobile, Alabama
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

J. Lee Keiger III (age 45)                     First Vice President and Chief             None
Vice President                                 Financial Officer of Davenport &
The Davenport Equity Fund                      Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 59)                 Principal of                               None
Vice President                                 Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                   Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Mark J. Seger (age 38)                         Managing Director of Ultimus Fund          None
Treasurer                                      Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230                 Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                         Prior to March 1999, First Vice
                                               President of Countrywide Fund
                                               Services, Inc.

Henry C. Spalding, Jr. (age 62)                Executive Vice President of                None
President                                      Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John F. Splain (age 44)                        Managing Director of Ultimus Fund          None
Secretary                                      Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230                 Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                         Prior to March 1999, First Vice
                                               President and Secretary of Countrywide
                                               Fund Services, Inc. and affiliated
                                               companies

                                       8

Connie R. Taylor (age 49)                      Administrator of                           None
Vice President                                 Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                    Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 41)                         Portfolio Manager of                       None
Vice President                                 Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund         Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 54)                   President and Chief Executive              None
Vice President                                 Officer of Davenport & Company LLC,
The Davenport Equity Fund                      Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219
-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 7, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund.

                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2000 and March 31, 1999, the Fund paid the Adviser advisory fees of $501,397 and $329,707, respectively. For the fiscal period ended March 31, 1998, the Adviser voluntarily waived its entire investment advisory fee of $24,350 and reimbursed the Fund for $7,571 of other operating expenses.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through two Sub-S corporation unitholders, the Adviser has 99 owners all of whom are employees of the Adviser and none of whom own in excess of 10% of the Adviser. In addition to acting as Adviser to the Fund, the Adviser provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. Davenport is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and principal strategies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Fund has retained Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25,000,000, 0.125% of such assets from $25,000,000 to $50,000,000 and 0.10% of such assets in excess of $50,000,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Prior to December 1, 2000, Integrated Fund Services, Inc. ("Integrated"), P.O. Box 5354, Cincinnati, Ohio 45201, provided the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. For the fiscal periods ended March 31, 2000, 1999 and 1998, Integrated received from the Fund fees of $118,941, $83,035 and $6,011, respectively.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded. With respect to securities traded only in the over-the-counter market, orders will be executed on an agency basis in such securities except where better prices or executions may be obtained on a principal basis.

To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund has adopted brokerage policies which allow the Adviser to prefer brokers which provide research or other valuable services to the Adviser and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Adviser for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Adviser's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

The Fund paid no brokerage commissions for the fiscal year ended March 31, 2000. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

CODE OF ETHICS. The Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust and the Adviser are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

If your instructions request a redemption by wire, you will be charged a processing fee by the Fund's Custodian. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds. The Administrator reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

The  Fund  pays  all of its own  expenses  not  assumed  by the  Adviser  or the
Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

As of March 31, 2000, the Fund had capital loss carryforwards for federal income tax purposes of $1,290,580, which expire through the year 2008. In addition, the Fund had net realized capital losses of $6,181 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held

Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

The Fund is a no-load, diversified, open-ended series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Bond Fund, the Government Street Equity Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The Fund's average annual total return as of March 31, 2000 for one year is 14.93% and for the period since inception (January 15, 1998) is 16.04%.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2000 was .30%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use standardized indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 2000, together with the report of the independent accountants thereon, are included on the following pages.

                                ----------------
                                    DAVENPORT
                                ----------------

                                   EQUITY FUND
                                ----------------

                                  ANNUAL REPORT
                                 March 31, 2000


THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217

ADMINISTRATOR
Integrated Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354

CUSTODIAN
Firstar Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

LETTER TO SHAREHOLDERS                                               MAY 8, 2000
================================================================================

Dear Fellow Shareholder:

We are pleased to report that for the quarter ended March 31, 2000 your Fund was up 4.3%. For the year ended March 31, 2000, the Fund increased 14.9% (since inception, the Fund has returned 16.0% on an average annual basis). For comparison, the Standard & Poors 500 Index and the Lipper Multi Cap Value Universe were up 2.3% and 0.2%, respectively, for the quarter, and 17.9% and 5.4%, respectively, for the year ended March 31, 2000.

The daily gyrations of stocks could not have been better for keeping CNN viewers glued to their sets. New Economy stocks maintained a strong lead going into the last month of the quarter and as of March 7, 2000, the NASDAQ was up 19%, while the Dow Jones Industrial Average was down 15%. The New Economy bulls' explanation for the 34 percentage point divergence is that technology companies are not impacted by rising interest rates because they are not users of credit and their sales and earnings are not economically sensitive. Cynical types might offer that technology investors are naive and do not understand that rising interest rates are bad for all stocks. After all, the old axiom "don't fight the Fed" is ingrained in many of our minds as a fundamental rule of investing.

In Peter Lynch's book on fundamental investing, Beating the Street, he lists 20 Golden Rules for investing. (Peter Lynch was the renowned manager of the Fidelity Magellan Fund from 1977-1990). Rule number nine states, "Avoid hot stocks in hot industries. Great companies in cold, non-growth industries are consistent winners." This tenet may have served Mr. Lynch well during his tenure when investing in undiscovered/undervalued stocks was successful, but if one remained steadfast to his rule, you missed a majority of the market's run the last three years. As the battle for market leadership wages on, we would guess that Mr. Lynch's advice will not seem as old fashioned as it may seem today to technology bulls, but perhaps will never sound as timely as it did in 1990.

SECURITIES ANALYSIS by Benjamin Graham and David Dodd has served as a guide for investing for almost seventy years. According to chapter thirty five, "For the vast majority of common stocks the dividend record and prospects have always been the most important factor controlling investment quality and value." Given the market's current lack of interest in dividends, this statement seems humorous to many and to others a sad testament to the speculative nature of current stock market conditions.

We continue to analyze the extreme valuation differences between many Old Economy stocks and New Economy stocks. For example, how should one value a company like Cisco? If one followed Mr. Lynch's rule you would never invest in the leading routers and switching company in the World. After all, one could hardly argue that Cisco, as the largest or second largest company in North America, depending on the day, is undiscovered. Warren Buffet would not consider investing in Cisco, because to paraphrase him, he does not understand technology and is not going to try. For disciples of Securities Analysis, even considering purchasing a stock that does not pay a dividend and trades at fifty times book value would be blasphemy.

Cisco is an expensive stock based on most valuation metrics, and yet revenues are growing at close to a 50% annual rate and earnings are growing much faster. The company enjoys a near monopoly position in its field and has an enviable reputation in making strategic acquisitions. One interesting element about the company is that at the end of every day they know on an earnings per share basis how much money they made or lost. Management of a company that can track its earnings daily should not be surprised by the final tally at quarter end. However, should a stock price like Cisco's that is based on tremendous future growth ever disappoint, Wall Street investors will be shocked at how quickly and how hard the stock is punished.

We understand the risks of investing in technology as well as the risk of "sticking your head in the sand and avoiding the group." In our investment process we strive to find the appropriate balance. After all, our retirement plan is invested in a similar manner. This balance is often uncomfortable, but as the indices that were so far apart in mid-March have since converged we are reminded of the benefits of diversification. We invest with an eye to participate in the tremendous potential of the technology sector by concentrating on the market leaders without losing sight of our overall value bias. We believe the benefits of technological advancements should begin to add value to companies outside the sector.

We are interested in investing in companies with strong management that prudently and productively allocate the capital entrusted to them by shareholders. The Internet and other technological advancements have increased the level of competition and opportunities for all companies. Many companies are investing heavily in technology. As with any significant capital expenditure, it will take time to discover which companies are investing wisely and which are investing foolishly. We believe the market will continue to reward companies that earn superior returns on their investment. This is one investment doctrine that has and should stand the test of time.

As stewards of our clients' assets and our own retirement plan, we take our fiduciary responsibility seriously. We continue to believe in the benefits of a well-diversified portfolio. To us this means having exposure to all major economic sectors of the market. To some, diversification has become a "fuddy duddy" term for those that are old fashioned. To us it is prudent in an environment in which the Dow Jones Industrial Average is up 300 points and the Nasdaq is down 300 points.

We look forward to facing the challenges in the market and reporting our progress to you in the months to come. We thank you for your continued interest.

                                                Sincerely,

                                                Davenport & Company LLC

For additional Fund inquiries please contact your investment executive, or call Davenport Asset Management at (888) 285-1863 or (804) 697-2999 to discover how we can add value to your investments.

PERFORMANCE INFORMATION
================================================================================

        Comparison of the Change in Value of a $10,000 Investment in the Davenport Equity Fund and the Standard & Poor's 500 Index

                                                                3/00
                                                               ------
            Davenport Equity Fund                             $16,241
            Standard & Poor's 500 Index                       $13,894
--------------------------------------------------------------------------------

                         ------------------------------
                              Davenport Equity Fund
                           Average Annual Total Return

                         1 Year        Since Inception*
                         14.93%             16.04%
                         ------------------------------

             *Initial public offering of shares was January 15, 1998

           Past performance is not predictive of future performance.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================
ASSETS
        Investments in securities:
                At acquisition cost ...........................    $ 61,085,301
                                                                   ============
                At market value (Note 1) ......................    $ 77,689,962
        Dividends receivable ..................................          63,471
        Receivable for investment securities sold .............       1,155,948
        Receivable for capital shares sold ....................         328,543
        Other assets ..........................................          24,458
                                                                   ------------
                TOTAL ASSETS ..................................      79,262,382
                                                                   ------------
LIABILITIES
        Dividends payable .....................................           1,869
        Payable for investment securities purchased ...........       1,127,571
        Payable for capital shares redeemed ...................         355,584
        Accrued investment advisory fees (Note 3) .............         133,499
        Accrued administration fees (Note 3) ..................          10,900
        Other accrued expenses and liabilities ................           7,107
                                                                   ------------
                TOTAL LIABILITIES .............................       1,636,530
                                                                   ------------

NET ASSETS ....................................................    $ 77,625,852
                                                                   ------------
Net assets consist of:
Paid-in capital ...............................................    $ 62,317,952
Accumulated net realized losses from security transactions ....      (1,296,761)
Net unrealized appreciation on investments ....................      16,604,661
                                                                   ------------
Net assets ....................................................    $ 77,625,852
                                                                   ============
Shares of beneficial interest outstanding
        (unlimited number of shares authorized, no par value) .       5,645,532
                                                                   ============
Net asset value, offering price and
        redemption price per share (Note 1) ...................    $      13.75
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2000
================================================================================
INVESTMENT INCOME
        Dividends ............................................      $   876,600
        Interest .............................................           30,352
                                                                    -----------
                TOTAL INVESTMENT INCOME ......................          906,952
                                                                    -----------
EXPENSES
        Investment advisory fees (Note 3) ....................          501,397
        Administration fees (Note 3) .........................          118,941
        Printing of shareholder reports ......................           11,281
        Professional fees ....................................           10,626
        Registration fees ....................................           10,443
        Custodian fees .......................................           10,030
        Trustees' fees and expenses ..........................            8,206
        Other expenses .......................................            1,076
                                                                    -----------
                TOTAL EXPENSES ...............................          672,000
                                                                    -----------

NET INVESTMENT INCOME ........................................          234,952
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
        Net realized losses from security transactions .......           (8,938)
        Net change in unrealized appreciation/
                depreciation on investments ..................        9,438,445
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .............        9,429,507
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...................      $ 9,664,459
                                                                    ===========

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================
                                                                   Year             Year
                                                                  Ended            Ended
                                                                 March 31,        March 31,
                                                                   2000             1999
--------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment income .............................    $    234,952     $    282,941
        Net realized losses from security transactions ....          (8,938)      (1,287,823)
        Net change in unrealized appreciation/
                depreciation on investments ...............       9,438,445        5,647,305
                                                               ------------     ------------
Net increase in net assets from operations ................       9,664,459        4,642,423
                                                               ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income ........................        (257,524)        (284,973)
        From net realized gains ...........................              --          (22,572)
                                                               ------------     ------------
Decrease in net assets from distributions to shareholders .        (257,524)        (307,545)
                                                               ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold .........................      21,275,796       33,435,301
        Net asset value of shares issued in reinvestment
                of distributions to shareholders ..........         246,511          292,444
        Payments for shares redeemed ......................      (9,661,290)      (6,398,898)
                                                               ------------     ------------
Net increase in net assets from capital share transactions       11,861,017       27,328,847
                                                               ------------     ------------

TOTAL INCREASE IN NET ASSETS ..............................      21,267,952       31,663,725

NET ASSETS
        Beginning of year .................................      56,357,900       24,694,175
                                                               ------------     ------------
        End of year (including undistributed net investment
                income of $0 and $22,572, respectively) ...    $ 77,625,852     $ 56,357,900
                                                               ============     ============
CAPITAL SHARE ACTIVITY
        Sold ..............................................       1,693,284        3,018,408
        Reinvested ........................................          19,633           26,301
        Redeemed ..........................................        (760,199)        (569,249)
                                                               ------------     ------------
        Net increase in shares outstanding ................         952,718        2,475,460
        Shares outstanding at beginning of year ...........       4,692,814        2,217,354
                                                               ------------     ------------
        Shares outstanding at end of year .................       5,645,532        4,692,814
                                                               ============     ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
======================================================================================================
                     Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
======================================================================================================
                                                               Year            Year            Period
                                                              Ended           Ended           Ended
                                                             March 31,       March 31,       March 31,
                                                               2000            1999           1998(a)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .................    $    12.01      $    11.14      $    10.00
                                                            ----------      ----------      ----------
Income from investment operations:
        Net investment income ..........................          0.04            0.06            0.01
        Net realized and unrealized gains on investments          1.75            0.88            1.13
                                                            ----------      ----------      ----------
Total from investment operations .......................          1.79            0.94            1.14
                                                            ----------      ----------      ----------
Less distributions:
        Dividends from net investment income ...........         (0.05)          (0.06)             --
        Distributions from net realized gains ..........            --           (0.01)             --
                                                            ----------      ----------      ----------
Total distributions ....................................         (0.05)          (0.07)             --
                                                            ----------      ----------      ----------

Net asset value at end of period .......................    $    13.75      $    12.01      $    11.14
                                                            ==========      ==========      ==========

Total return ...........................................         14.93%           8.53%          11.40%
                                                            ==========      ==========      ==========

Net assets at end of period (000's) ....................    $   77,626      $   56,358      $   24,694
                                                            ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .........          1.01%           1.14%           1.15%(c)

Ratio of net investment income to average net assets ...          0.35%           0.64%           0.76%(c)

Portfolio turnover rate ................................            17%             15%             17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
    SHARES    COMMON STOCKS-- 96.6%                                    VALUE
--------------------------------------------------------------------------------
              AIRCRAFT & PARTS-- 1.7%
    24,333    Honeywell International, Inc. ....................   $  1,282,045
                                                                   ------------
              BASIC MATERIALS-- 2.6%
    22,531    Alcoa, Inc. ......................................      1,582,803
    18,025    Cleveland-Cliffs, Inc. ...........................        429,220
                                                                   ------------
                                                                      2,012,023
                                                                   ------------
              CHEMICALS AND DRUGS-- 3.7%
    22,531    Merck & Co., Inc. ................................      1,399,738
    40,556    Schering-Plough Corporation ......................      1,490,433
                                                                   ------------
                                                                      2,890,171
                                                                   ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES --  21.6%
    37,732    Cisco Systems, Inc.(a) ...........................      2,917,155
    12,363    Citrix Systems, Inc.(a) ..........................        819,049
    19,377    EMC Corporation(a) ...............................      2,422,125
    15,489    Hewlett-Packard Company ..........................      2,053,261
    21,179    Intel Corporation ................................      2,794,304
    10,554    International Business Machines Corporation ......      1,245,372
    15,581    Lucent Technologies, Inc. ........................        946,546
    20,728    Media General, Inc. - Class A ....................      1,085,629
    10,364    Microsoft Corporation(a) .........................      1,101,175
     9,463    Motorola, Inc. ...................................      1,347,295
                                                                   ------------
                                                                     16,731,911
                                                                   ------------
              CONGLOMERATES-- 1.1%
       460    Berkshire Hathaway, Inc. - Class B(a) ............        837,200
                                                                   ------------
              CONSUMER PRODUCTS-- 15.5%
    24,333    American Home Products Corporation ...............      1,304,857
    38,303    Amgen, Inc.(a) ...................................      2,350,847
    19,104    Avery Dennison Corporation .......................      1,166,538
    29,290    Bristol-Myers Squibb Company .....................      1,691,498
    19,377    Ford Motor Company ...............................        890,131
    19,377    Gillette Company .................................        730,271
    18,025    Johnson & Johnson ................................      1,262,877
    42,809    SYSCO Corporation ................................      1,527,746
    24,158    Zale Corporation(a) ..............................      1,139,956
                                                                   ------------
                                                                     12,064,721
                                                                   ------------
              DURABLE GOODS-- 9.8%
    11,265    General Electric Company .........................      1,748,187
    16,222    Koninklijke Philips Electronics N.V ..............      2,779,031
    18,926    Martin Marietta Materials, Inc. ..................        898,985
    81,695    Tredegar Corporation, Inc. .......................      2,200,659
                                                                   ------------
                                                                      7,626,862
                                                                   ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       MARKET
    SHARES    COMMON STOCKS-- 96.6% (Continued)                        VALUE
--------------------------------------------------------------------------------
              ENTERTAINMENT-- 4.4%
    30,079    AT&T Corporation - Liberty Media Group - Class A(a)  $  1,782,181
    39,204    Walt Disney Company ..............................      1,622,066
                                                                   ------------
                                                                      3,404,247
                                                                   ------------
              FINANCIAL SERVICES-- 11.6%
    20,278    American International Group, Inc. ...............      2,220,441
    32,445    BB&T Corporation .................................        910,488
    34,425    Capital One Financial Corporation ................      1,650,248
    18,025    CCB Financial Corporation ........................        797,606
    29,630    Federal Realty Investments Trust .................        572,229
     9,914    Markel Corporation(a) ............................      1,442,487
    14,870    SunTrust Banks, Inc. .............................        858,742
     8,111    Wachovia Corporation .............................        547,999
                                                                   ------------
                                                                      9,000,240
                                                                   ------------
              FOOD/BEVERAGES-- 3.7%
    23,455    Anheuser-Busch Company, Inc. .....................      1,460,074
    14,870    Coca-Cola Company ................................        697,961
    38,391    Sara Lee Corporation .............................        691,038
                                                                   ------------
                                                                      2,849,073
                                                                   ------------
              OIL/ENERGY-- 9.9%
     9,222    Atlantic Richfield Company .......................        783,870
    11,265    Chevron Corporation ..............................      1,041,308
    34,950    Conoco, Inc. - Class B ...........................        895,594
    22,620    Enron Corporation ................................      1,693,672
    14,871    Exxon Mobil Corporation ..........................      1,157,150
    24,333    Halliburton Company ..............................        997,653
    14,870    Schlumberger Limited .............................      1,137,555
                                                                   ------------
                                                                      7,706,802
                                                                   ------------
              RETAIL STORES-- 4.8%
    38,933    Circuit City Stores - Circuit City Group .........      2,370,046
    54,074    Walgreen Company .................................      1,392,405
                                                                   ------------
                                                                      3,762,451
                                                                   ------------
              UTILITIES-- 6.2%
    25,906    AT&T Corporation .................................      1,457,212
    26,136    Cox Communications, Inc. - Class A(a) ............      1,267,596
    17,574    MCI WorldCom, Inc.(a) ............................        796,345
    30,642    SBC Communications, Inc. .........................      1,286,964
                                                                   ------------
                                                                      4,808,117
                                                                   ------------

              TOTAL COMMON STOCKS -- (Cost $58,371,202) ........   $ 74,975,863
                                                                   ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       MARKET
    SHARES    MONEY MARKETS-- 3.5%                                     VALUE
--------------------------------------------------------------------------------
 2,714,099    Firstar Stellar Treasury Fund (Cost $2,714,099) ..   $  2,714,099
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.1%
              (Cost $61,085,301) ...............................   $ 77,689,962

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.1%)            (64,110)
                                                                   ------------

              NET ASSETS-- 100.0% ..............................   $ 77,625,852
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The  Fund's  investment   objective  is  long-term  growth  of  capital  through
investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $61,085,301 as of March 31, 2000:

--------------------------------------------------------------------------------
Gross unrealized appreciation .........................            $ 20,405,923
Gross unrealized depreciation .........................              (3,801,262)
                                                                   ------------
Net unrealized appreciation ...........................            $ 16,604,661
                                                                   ============
--------------------------------------------------------------------------------

As of March 31, 2000, the Fund had capital loss carryforwards for federal income tax purposes of $1,290,580, which expire through the year 2008. In addition, the Fund had net realized long-term capital losses of $6,181 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $21,200,552 and $10,912,370, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, IFS receives a monthly fee from the Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of IFS.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati Ohio

     We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 15, 1998 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 15, 1998 to March 31, 1998, in conformity with generally accepted accounting principles.

                                                            Tait, Weller & Baker

Philadelphia, Pennsylvania
April 28, 2000